UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2017

CRESCENT CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 SANTA MONICA BLVD., SUITE 2000, LOS ANGELES, CA	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 235-5050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*	Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 29, 2017, Crescent Capital BDC, Inc. (the “Company”) entered into a revolving credit agreement (the “Revolving Credit Agreement”) with the Company as the Initial Borrower and Capital One, National Association (“CONA”), as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender. The Revolving Credit Agreement is effective as of June 29, 2017.

The maximum commitment amount under the Revolving Credit Agreement is $75,000,000, and may be increased with the consent of CONA. Proceeds of the Advances under the Revolving Credit Agreement may be used to acquire portfolio investments, to make distributions to the Company in accordance with the Revolving Credit Agreement, and to pay related expenses.

The maturity date is the earlier of: (a) June 29, 2018; (b) the date upon which the Administrative Agent declares the Obligations due and payable after the occurrence of an Event of Default and (c) 60 days prior to the date on which the Initial Borrower’s ability to call Capital Commitments for the purpose of repaying the Obligations is terminated.

The Revolving Credit Agreement includes customary covenants as well as usual and customary events of default for revolving credit facilities of this nature.

The description above is only a summary of the material provisions of the Revolving Credit Agreement and is qualified in its entirety by reference to a copy of the Revolving Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

10.1	Revolving Credit Agreement, dated June 29, 2017, by and among Crescent Capital BDC, Inc. as the Initial Borrower and Capital One, National Association, as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Crescent Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL BDC, INC.

Date: June 30, 2017	By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer